UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23165

CION ARES DIVERSIFIED CREDIT FUND
(Exact name of registrant as specified in charter)

3 PARK AVENUE 36TH FLOOR NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016
(Name and address of agent for service)

Copy to:

Michael A. Reisner	Richard Horowitz, Esq.
Mark Gatto	Matthew K. Kerfoot, Esq.
CION Ares Management, LLC	Dechert LLP
3 Park Avenue, 36th Floor	1095 Avenue of the Americas
New York, New York 10016	New York, New York 10036

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1.  Report to Stockholders.

CION Ares Diversified Credit Fund

Annual Report

October 31, 2017

www.cioninvestments.com

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	18
Proxy & Portfolio Information	35
Dividend Reinvestment Plan	36
Corporate Information	39
Privacy Notice	40
Directors and Officers	41

Annual Report 2017

CION Ares Diversified Credit Fund

Letter to Shareholders

October 31, 2017

Fellow Shareholders,

We are pleased to present the Annual Report for the CION Ares Diversified Credit Fund (the "Fund"), for the year ending October 31, 2017.

We are also proud to report on the Fund's early success in deploying capital. As of our year-end, the Fund had made 67 total investments, spread across 20 distinct industries. Floating rate instruments accounted for 75% of the Fund and 37% of the Fund was deployed in direct lending investments originated by Ares. The Fund has yet to deploy any leverage, though it expects to in the upcoming quarters.

Investment Philosophy and Process

The Fund remains focused on delivering attractive risk-adjusted returns for our shareholders across market cycles by investing in a diversified pool of liquid and illiquid credit instruments utilizing a flexible strategy. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses a broad spectrum of liquid and illiquid credit asset classes including high yield bonds, syndicated loans, structured credit, real estate debt, and direct lending in the U.S. and Europe. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit spectrum in an effort to capture the best relative value.

The due diligence and investment process by which the Fund's investments are selected is rigorous. The Fund's advisor, leveraging resources of the broader Ares platform, conducts ongoing proprietary analysis at the asset-class level to compare current market conditions with historical precedents and industry-level data to examine the rate environment, correlation to public markets, and regional risks. Ares also monitors both spread and standard deviation movements against historical benchmarks to determine the relative value of specific asset classes. This information is brought before the twelve member allocation committee in biweekly meetings, where senior members in each of the underlying asset classes across the Ares platform share their observations and insights with portfolio managers Greg Margolies and Mitch Goldstein.

Investment Environment

Throughout 2017, the global economy has continued to recover, corporate fundamentals have largely improved, monetary policy has remained supportive, rates continue to be low and there is still a large amount of capital searching for yield. These factors have supported non-investment grade assets in 2017 and have kept market volatility for the most part at bay. Credit spreads have continued to grind tighter in the face of various headwinds as fiscal policy optimism, healthy corporate earnings reports, robust technicals, and positive macroeconomic indicators continue to lift investor sentiment. Despite elevated concerns around shifting monetary policy, ongoing geopolitical tensions (particularly with North Korea) and inclement weather due to Hurricanes Harvey and Irma, credit markets were resilient and spreads tightened throughout the year as investors reached further down the risk spectrum. Amid these favorable conditions, in early November the Federal Reserve ("Fed") indicated the pace of economic expansion was upgraded from "moderate" in previous statements to "solid" signifying the increased likelihood of a December interest rate hike. However, by investing in mostly floating rate securities, the Fund is somewhat insulated from the interest rate risk associated with a rising rate environment. Overall we remain highly constructive on credit given solid corporate earnings growth, a benign inflationary environment and a patient Fed, all of which continue to act as an overriding support mechanism for our markets.

European markets have shown notable stability during recent months as improving growth prospects and employment data in the region seemed to offset geopolitical and monetary policy concerns. Economic growth in Europe continued to show signs of strength with upwardly revised gross domestic product readings and low unemployment rates supporting sentiment. However, inflation levels remain well below the European Central Bank ("ECB") target and volatility in the euro-dollar exchange rates has been elevated recently, both of which are important indicators of potential changes to monetary policy in the Eurozone. These data points, in combination with renewed geopolitical concerns resulting from the suspension of activities in the Catalan parliament by the Spanish government, argue for a gradual and cautious approach to tapering the quantitative easing program, which is exactly what the ECB has reiterated. In late October the ECB announced it would begin to reduce the pace of its bond purchases by 50% beginning in October of 2018, but the market reaction was relatively muted as the ECB confirmed it would be patient in its approach given the geopolitical risks at play.

Annual Report 2017

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

October 31, 2017

Against the macroeconomic backdrop described above, we continue to favor high-quality, floating rate assets in defensive sectors. We have and continue to increase our exposure to directly originated loans in the U.S. and Europe as well as new-issue CLO instruments given the yield premium that exists in those markets today. Owing to its flexible investment strategy, we believe the Fund offers a compelling combination of yield, diversification, and downside protection. We maintain strong conviction in the current portfolio positioning and believe we will generate attractive risk-adjusted returns going forward.

Summary

Given the current investment environment, we believe that our ability to dynamically allocate across credit sectors and geographies will allow us to provide attractive risk-adjusted returns to our shareholders. We are pleased with the continued progress of constructing the Fund's diversified portfolio and our performance to date. Looking ahead, the portfolio management team will continue to leverage the power of the Ares platform and its position as a global market leader in the non-investment grade credit markets and direct lending to identify attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of the CION Ares Diversified Credit Fund.

Sincerely,

Mark Gatto  Michael Reisner
Co-CEO  Co-CEO
CION Ares Management  CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Investor Services LLC ("AIS"), a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

Annual Report 2017

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of October 31, 2017

A: CADEX C: CADCX I: CADUX

FUND OVERVIEW

CION Ares Diversified Credit Fund ("CADC") is an unlisted closed-end interval fund with quarterly repurchase offers at net asset value totaling no less than 5% of the Fund's outstanding shares. By leveraging the Ares global credit platform — one of the largest in the United States and Europe — the Fund seeks to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes comprised of various credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

PORTFOLIO CHARACTERISTICS

Management Team

?  Mitch Goldstein
Co-Head of Ares Credit Group 23 years experience

?  Greg Margolies
Head of Markets, Ares Management 29 years experience

?  CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years experience.

Fund Information

Class A Inception	01/26/2017
Class C & I Inception	07/12/2017
Assets	$22.1 MM
Total Issues	67
Distributions[1]	Monthly
Current Distribution Rate[2]	5.54%
Sharpe Ratio	N/A
Standard Deviation	N/A

Fixed vs. Floating Rate†

† Excludes cash, other net assets and equity instruments.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

FUND PERFORMANCE

	MTD	YTD	Since Inception
Class A Share — CADEX	1.27%	5.32%	5.32%
Class C Share — CADCX	1.27%	2.95%	2.95%
Class I Share — CADUX	1.27%	2.95%	2.95%

Total return is a measure of the change in NAV including reinvestment of all distributions and is presented on a net basis reflecting expense support provided by CAM. The Class A Share excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Returns for periods of less than one year are not annualized. Past performance is not indicative of future results.

Portfolio Composition by Asset Type

Top 10 Holdings

Name of Holding	% of Portfolio
SPDR Barclays High Yield Bond ETF	4.08%
Centene Corp.	2.36%
Charter Communications, Inc.	2.25%
Sirius XM Radio, Inc.	2.21%
Molina Healthcare, Inc.	2.17%
DRB Holdings, LLC	2.17%
Tenet Healthcare Corp.	2.16%
Asurion, LLC	2.16%
Penn Virginia Holding Corp.	2.15%
DecoPac, Inc.	2.14%

Allocation by Industry

Annual Report 2017

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of October 31, 2017 (continued)

A: CADEX C: CADCX I: CADUX

RISK DISCLOSURES AND GLOSSARY

Risks and limitations include, but are not limited to, the following: most credit instruments will be rated below investment grade and should be considered speculative; illiquid investments may be susceptible to economic downturns causing extended losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a newly organized, diversified, closed-end investment company with no operating history; diversification does not eliminate the risk of experiencing investment losses.

Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's annualized return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation.

Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values.

1. Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2. Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The current distribution rate shown may be rounded.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC ("CAM"), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending October 31, 2017, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of alternative investment solutions that focuses on alternative credit strategies for individual investors. The firm currently manages a leading non-traded BDC with approximately $1.7 billion in assets under management and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund. CION Investments is headquartered in New York.

ABOUT ARES MANAGEMENT

Ares Management, L.P. ("Ares") is a publicly traded, leading global alternative asset manager with approximately $106 billion of assets under management* and approximately 1,000 employees. Ares seeks to deliver attractive performance to its investors across its investment groups and strategies, including credit (high yield bonds, syndicated loans, structured credit, and direct lending in the U.S. and Europe), private equity (corporate private equity, U.S. power and energy infrastructure, and special situations) and real estate (debt and equity). The firm is headquartered in Los Angeles with offices across the United States, Europe, Asia, and Australia. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

* As of September 30, 2017, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment adviser.

This is neither an offer to sell nor a solicitation to purchase the securities described herein. An offering is made only by the prospectus which must precede or accompany this piece. Please read the prospectus prior to making any investment decision and consider the risks, charges, expenses and other important information described therein. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments

October 31, 2017

Senior Loans 38.4%(b)(g)

	Principal Amount		Value(a)
Aerospace and Defense 0.4%
Sequa Mezzanine Holdings LLC, Initial 1st Lien Term Loan, LIBOR + 5.50%, 6.87%, 11/26/2021		$69,825	$70,327
Sequa Mezzanine Holdings LLC, Initial 2nd Lien Term Loan, LIBOR + 9.00%, 10.37%, 04/28/2022		29,830	30,594
			100,921
Banking, Finance, Insurance & Real Estate 3.2%
A.U.L. Corp., 1st Lien Revolver, LIBOR + 5.00%, 6.00%, 06/05/2023(c)(f)(i)		1,000	(20)
A.U.L. Corp., 1st Lien Term Loan, LIBOR + 5.00%, 6.38%, 06/05/2023(f)(i)		49,688	48,694
Asurion, LLC, 1st Lien Term Loan B-5, L+ 3.00%, 4.24%, 11/03/2023(d)		488,520	492,491
SCM Insurance Services, Inc., CAD 1st Lien Revolver, 0.50%, 08/29/2022(c)(f)	CAD	1,000	(32)
SCM Insurance Services, Inc., CAD 1st Lien Term Loan, CDOR + 5.00%, 6.31%, 08/29/2024(f)		125,000	95,968
SCM Insurance Services, Inc., CAD 2nd Lien Term Loan, CDOR + 9.00%, 10.31%, 03/01/2025(f)		125,000	95,967
			733,068
Beverage, Food and Tobacco 3.5%
BakeMark Holdings, Inc., 1st Lien Term Loan, LIBOR + 5.25%, 6.58%, 08/14/2023(f)		$250,000	248,750
Jim N Nicks Management LLC, 1st Lien Revolver, LIBOR + 5.25%, 6.49%, 07/10/2023(c)(f)		1,000	328
Jim N Nicks Management LLC, 1st Lien Term Loan, LIBOR + 5.25%, 6.60%, 07/10/2023(f)		49,875	48,753
Penn Virginia Holding Corporation, 2nd Lien Term Loan, LIBOR + 7.00%, 8.34%, 09/29/2022(f)		500,000	490,000
			787,831

Senior Loans(b)(g) (continued)

	Principal Amount		Value(a)
Consumer Goods: Durable 3.5%
DecoPac, Inc., 1st Lien Revolver, LIBOR + 4.25%, 5.58%, 09/29/2023(c)(f)		$1,000	$180
DecoPac, Inc., 1st Lien Term Loan, LIBOR + 4.25%, 5.58%, 09/30/2024(f)		499,000	489,020
Sigma Electric Manufacturing Corporation, 1st Lien Revolver, LIBOR + 4.75%, 5.75%, 10/31/2022(c)(f)		1,000	(15)
Sigma Electric Manufacturing Corporation, Tranche A-2 1st Lien Term Loan, LIBOR + 4.75%, 6.13%, 10/31/2023(f)		318,113	314,931
			804,116
Consumer Goods: Non-Durable 1.7%
MND Holdings III Corporation, Initial 1st Lien Term Loan, CIBOR + 4.50%, 5.83%, 06/19/2024(f)		199,500	201,993
Movati Athletic Group, Inc., CAD 1st Lien Term Loan A, CIBOR + 4.50%, 5.82%, 10/05/2022(f)	CAD	246,699	189,401
Movati Athletic Group, Inc., CAD Delayed Draw 1st Lien Term Loan, 1.50%, 10/05/2022(c)(f)		253,301	(7,052)
			384,342
Energy: Oil & Gas 1.2%
Associated Asphalt Partners, LLC, Tranche B 1st Lien Term Loan, LIBOR + 5.25%, 6.49%, 04/05/2024(f)		$20,948	18,643
Traverse Midstream Partners LLC, 1st Lien Term Loan, L+ 5.00%, 6.00%, 06/30/2018(d)(f)		250,000	250,000
			268,643
Environmental Industries 1.2%
VLS Recovery Services, LLC, 1st Lien Revolver, LIBOR + 6.00%, 7.24%, 10/17/2023(c)(f)		1,000	140
VLS Recovery Services, LLC, Delayed Draw 1st Lien Term Loan, LIBOR + 6.00%, 7.00%, 10/17/2023(c)(f)		77,212	(772)

Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2017

Senior Loans(b)(g) (continued)

	Principal Amount	Value(a)
VLS Recovery Services, LLC, 1st Lien Term Loan, LIBOR + 6.00%, 7.53%, 10/17/2023(f)	$271,788	$269,070
		268,438
Healthcare & Pharmaceuticals 7.3%
DJO Finance, LLC, Initial 1st Lien Term Loan, LIBOR + 3.25%, 4.59%, 06/08/2020	198,982	199,024
Emerus Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.50%, 5.75%, 09/01/2021(f)	10,825	9,526
Heartland Dental Care, LLC, 2nd Lien Term Loan, LIBOR + 8.50%, 9.75%, 07/31/2024(f)	250,000	250,000
JDC Healthcare Management, LLC, 1st Lien Term Loan, LIBOR + 6.25%, 7.49%, 04/10/2023(f)	108,966	106,787
MB2 Dental Solutions, LLC, 1st Lien Revolver, PRIME + 2.75%, 7.00%, 09/29/2023(c)(f)	1,000	157
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan, LIBOR + 3.75%, 6.08%, 09/29/2023(f)	349,000	345,510
Pathway Partners Vet Management Company, LLC, 1st Lien Term Loan, LIBOR + 4.25%, 5.49%, 10/10/2024	348,321	348,321
Pathway Partners Vet Management Company, LLC, Delayed Draw 1st Lien Term Loan, LIBOR + 4.50%, 5.50%, 10/10/2024(c)	150,678	—
SCSG EA Acquisition Company, Inc., 1st Lien Revolver, LIBOR + 4.25%, 5.25%, 09/01/2022(c)(f)	1,000	(5)
SCSG EA Acquisition Company, Inc., 1st Lien Term Loan, LIBOR + 4.25%, 5.57%, 09/01/2023(f)	349,000	347,255
TerSera Therapeutics LLC, 1st Lien Term Loan, LIBOR + 5.25%, 6.58%, 03/30/2023(f)	49,750	49,004
		1,655,579
High Tech Industries 9.1%
Almonde, Inc., USD 1st Lien Term Loan, LIBOR + 3.50%, 4.82%, 06/13/2024	25,000	24,899
Almonde, Inc., USD 2nd Lien Term Loan, LIBOR + 7.25%, 8.57%, 06/13/2025	25,000	24,757

Senior Loans(b)(g) (continued)

	Principal Amount	Value(a)
DRB Holdings, LLC, 1st Lien Revolver, LIBOR + 5.75%, 6.75%, 10/06/2023(c)(f)	$1,000	$(10)
DRB Holdings, LLC, 1st Lien Term Loan, LIBOR + 5.75%, 7.10%, 10/06/2023(f)	499,000	494,010
Frontline Technologies Group Holding LLC, Delayed Draw 1st Lien Term Loan, LIBOR + 6.50%, 7.50%, 09/18/2023(c)(f)	57,213	(858)
Frontline Technologies Group Holding LLC, 1st Lien Term Loan, LIBOR + 6.50%, 7.82%, 09/18/2023(f)	291,787	287,410
IQMS, Inc., 1st Lien Last Out Term Loan, LIBOR + 8.25%, 9.49%, 03/28/2022(f)	250,000	250,000
PDI TA Holdings, Inc., 1st Lien Revolver, LIBOR + 4.75%, 6.07%, 08/25/2023(c)(f)	11,290	(113)
PDI TA Holdings, Inc., Delayed Draw 1st Lien Term Loan, LIBOR + 4.75%, 5.75%, 08/25/2023(c)(f)	43,468	(435)
PDI TA Holdings, Inc., Delayed Draw 2nd Lien Term Loan, LIBOR + 8.75%, 9.75%, 08/25/2024(c)(f)	18,629	(186)
PDI TA Holdings, Inc., 2nd Lien Term Loan, LIBOR + 8.75%, 10.07%, 08/25/2024(f)	84,677	83,830
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, LIBOR + 4.75%, 6.07%, 08/25/2023(f)	191,935	190,016
Practice Insight, LLC, 1st Lien Revolver, PRIME + 4.00%, 8.25%, 08/23/2022(c)(f)	1,000	195
Practice Insight, LLC, 1st Lien Term Loan, LIBOR + 5.00%, 6.24%, 08/23/2022(f)	349,000	347,255
Storm US Holdco, Inc., USD 1st Lien Term Loan, LIBOR + 5.25%, 6.56%, 05/05/2023(f)	49,875	49,002
Visual Edge Technology, Inc., 1st Lien Term Loan, LIBOR + 5.75%, 7.07%, 08/31/2022(f)	162,500	160,875
Visual Edge Technology, Inc., Delayed Draw 1st Lien Term Loan, LIBOR + 5.75%, 7.08%, 08/31/2022(c)(f)	62,500	46,875
Visual Edge Technology, Inc., Mezzanine 1st Lien Term Loan, 12.50%, 09/02/2024(f)	126,259	118,065
		2,075,587

Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2017

Senior Loans(b)(g) (continued)

	Principal Amount	Value(a)
Hotel, Gaming & Leisure 1.1%
SFE Acquisition LLC, 1st Lien Revolver, LIBOR + 5.00%, 6.24%, 07/31/2022(c)(f)	$1,000	$424
SFE Acquisition LLC, 1st Lien Term Loan, LIBOR + 5.00%, 6.38%, 07/31/2023(f)	250,000	248,750
		249,174
Media: Advertising, Printing & Publishing 0.3%
Harland Clarke Holdings Corporation, 1st Lien Term Loan B-7, L+ 5.00%, 6.00%, 10/31/2023(d)	74,559	74,807
Media: Broadcasting & Subscription 0.9%
WideOpenWest Finance, LLC, 1st Lien Term Loan B, LIBOR + 3.25%, 4.49%, 08/18/2023	205,856	206,114
Media: Diversified & Production 0.1%
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, LIBOR + 7.00%, 8.24%, 09/06/2024	26,852	27,322
Metals & Mining 0.3%
Murray Energy Holdings Co., 1st Lien Term Loan B-2, LIBOR + 7.25%, 8.58%, 04/16/2020	74,603	66,316
Printing and Publishing 0.8%
Dex Media, Inc., 1st Lien Term Loan, LIBOR + 10.00%, 11.24%, 07/29/2021	185,128	189,062
Retail 3.0%
Bambino CI, Inc., 1st Lien Revolver, LIBOR + 6.00%, 7.24%, 10/17/2022(c)(f)	1,000	123
Bambino CI, Inc., 1st Lien Term Loan, LIBOR + 6.00%, 7.24%, 10/17/2023(f)	349,000	345,510
FWR Holding Corporation, 1st Lien Revolver, LIBOR + 6.00%, 7.32%, 08/21/2023(c)(f)	1,000	265
FWR Holding Corporation, Delayed Draw 1st Lien Term Loan, LIBOR + 6.00%, 7.00%, 08/21/2023(c)(f)	1,000	(10)
FWR Holding Corporation, 1st Lien Term Loan, LIBOR + 6.00%, 7.48%, 08/21/2023(f)	350,000	346,500
		692,388

Senior Loans(b)(g) (continued)

	Principal Amount	Value(a)
Utilities: Electric 0.8%
Sunk Rock Foundry Partners LP, Tranche A-1 1st Lien Term Loan, LIBOR + 4.75%, 6.13%, 10/31/2023(f)	$180,888	$179,079
Total Senior Loans (Cost: $8,704,544)		8,762,787

Corporate Bonds 14.5%

Healthcare & Pharmaceuticals 8.7%
Centene Corporation, 6.13%, 02/15/2024	500,000	537,500
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025	499,000	494,010
Tenet Healthcare Corporation, 8.13%, 04/01/2022	400,000	402,000
Tenet Healthcare Corporation, 144A, 7.00%, 08/01/2025	100,000	91,625
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 5.63%, 12/01/2021	500,000	455,625
		1,980,760
High Tech Industries 0.2%
Veritas US, Inc., 144A, 10.50%, 02/01/2024	50,000	53,250
Media: Broadcasting & Subscription 4.8%
Charter Communications, Inc., 144A, 5.50%, 05/01/2026	500,000	512,500
Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027	100,000	95,125
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027	500,000	504,375
		1,112,000
Metals & Mining 0.1%
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021	25,000	13,750
Telecommunications 0.7%
Ziggo Bond Finance B.V., 144A, (Netherlands), 5.88%, 01/15/2025	150,000	154,312
Total Corporate Bonds (Cost: $3,333,876)		3,314,072

Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2017

Collateralized Loan Obligations 11.5%(g)(i)

	Principal Amount	Value(a)
Collateralized Loan Obligations — Debt 6.0%(e)
AMMC CLO XIV, Ltd., (Cayman Islands), 8.72%, LIBOR + 7.35%, 07/25/2029	$250,000	$257,562
Carlyle US CLO 2016-4, Ltd., (Cayman Islands), 8.26%, LIBOR + 6.90%, 10/20/2027	250,000	255,710
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 7.96%, LIBOR + 6.60%, 10/20/2029	250,000	250,000
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), 7.79%, LIBOR + 6.48%, 11/01/2028	250,000	253,608
Venture XXIV CLO, Ltd., (Cayman Islands), LIBOR + 6.72%, 8.08%, 10/20/2028	100,000	101,391
Voya CLO 2017-3, Ltd., (Cayman Islands), LIBOR + 6.20%, 7.52%, 07/20/2030	250,000	250,307
		1,368,578
Collateralized Loan Obligations — Equity 5.5%
Carlyle US CLO 2017-3, Ltd., (Cayman Islands), 07/20/2029	250,000	231,790
Cedar Funding VIII Clo 2017-8, Ltd., (Cayman Islands), 10/17/2030	250,000	229,242
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 08/15/2030	250,000	132,384
Eastland Investors Corporation, (Cayman Islands), 01/05/2022	100	48,220
Madison Park Funding X, Ltd., (Cayman Islands), 01/20/2025	200,000	164,807
OZLM XIX, Ltd., (Cayman Islands), 11/22/2030(f)(h)	350,000	315,000
Race Point VIII CLO, Ltd., (Cayman Islands), 02/20/2030	250,000	144,224
		1,265,667
Total Collateralized Loan Obligations (Cost: $2,584,118)		2,634,245

Exchange Traded Funds 4.1%

	Shares	Value(a)
Banking, Finance, Insurance & Real Estate 4.1%
SPDR Barclays High Yield Bond ETF	25,000	$931,000
Total Exchange Traded Funds (Cost: $931,000)		931,000

Common Stocks 0.1%(g)(j)

High Tech Industries 0.1%
Frontline Technologies Group Holding LLC — Class A(i)	25	25,594
Frontline Technologies Group Holding LLC — Class B(i)	2,728	250
Total Common Stocks (Cost: $25,750)		25,844

Private Asset-Backed Debt 1.8%(g)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 1.8%
Avant Warehouse Trust II, Class B Credit Facility, 10.99%, LIBOR + 9.75%, 04/07/2021(c)(f)(i)	$150,000	88,903
DFC Global Facility Borrower II LLC, 11.99%, LIBOR + 10.75%, 09/27/2022(c)(f)(i)	500,000	310,003
Total Private Asset-Backed Debt (Cost: $391,339)		398,906
Total Investments — 70.4% (Cost: $15,970,627)		$16,066,854
Liabilities in Excess of Other Assets — 29.6%		6,743,155
Net Assets — 100.0%		$22,810,009

Annual Report 2017

CION Ares Diversified Credit Fund

Schedule of Investments (continued)

October 31, 2017

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2017.

(c)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Variable rate coupon rate shown as of October 31, 2017.

(f)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(g)  All of the company's Senior Loans, Collateralized Loan Obligations, Common Stocks, and Private Asset Backed Debt, which as of October 31, 2017 represented 51.9% of the company's net assets or 42.9% of the company's total assets, are subject to legal restrictions on sales.

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)  Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Financial Statements).

(j)  Non-income producing security as of October 31, 2017.

  As of October 31, 2017, the aggregate cost of securities for Federal income tax purposes was $15,970,627.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$142,945
Gross unrealized depreciation	(46,718)
Net unrealized depreciation	$96,227

Foreign Forward Currency Contracts

On October 31, 2017, CION Ares Diversified Credit Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered — SELL		Currency to be received — BUY		Unrealized Gain (Loss)	Counterparty
11/24/17	193,911	CAD	199,394	USD	$5,483	Goldman Sachs
1/04/18	191,444	CAD	197,454	USD	6,010	Goldman Sachs
					$11,493

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

$  U.S. Dollars

CAD  Canadian Dollars

Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $15,970,627)	$16,066,854
Cash	9,326,677
Cash denominated in foreign currency, at value (cost $5,679)	5,531
Receivable for expense support from the Adviser	113,825
Deferred offering costs	119,849
Receivable for securities sold	25,395
Forward foreign currency contracts	408,341
Receivable for fund shares issued	1,285,987
Interest and principal receivable	103,245
Total assets	27,455,704
Liabilities:
Payable for securities purchased	3,913,354
Forward foreign currency contracts	396,848
Payable for administration and transfer agent fees	192,372
Payable for distributions to shareholders	48,312
Payable for investment advisory fees	22,235
Payable for distribution and shareholder servicing fees	2,566
Accrued expenses and other payables	70,008
Total liabilities	4,645,695
Net assets	$22,810,009
Net assets consist of:
Paid-in capital	$22,620,796
Undistributed net investment income	44,045
Accumulated net realized gains on investments and foreign currency	37,596
Net unrealized appreciation on investments and foreign currency	107,572
Net assets	$22,810,009
Common shares:
Class A:
Net Assets	$12,864,545
Shares Outstanding ($.001 par value; unlimited shares authorized)	509,552
Net Asset Value Per Share	$25.25
Maximum Offering Price Per Share	$26.79
Class C:
Net Assets	$3,897,826
Shares Outstanding ($.001 par value; unlimited shares authorized)	154,356
Net Asset Value Per Share	$25.25
Class I:
Net Assets	$6,047,638
Shares Outstanding ($.001 par value; unlimited shares authorized)	239,494
Net Asset Value Per Share	$25.25

Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Operations

For the period from January 26, 2017 (commencement of operations) to October 31, 2017

Investment income:
Interest	$243,651
Expenses:
Investment advisory fees (Note 5)	77,609
Administrative services of the adviser (Note 5)	595,000
Legal fees	578,198
Offering costs	388,817
Marketing expense	175,000
Administration, custodian and transfer agent fees (Note 5)	292,753
Insurance expense	44,985
Audit fees	74,500
Due diligence fees	160,285
Directors fee expense	181,242
Shareholder service expense Class A	10,354
Shareholder service expense Class C	855
Distribution fees Class C	2,566
Other expenses	107,355
Total expenses	2,689,519
Expense support payments by the adviser (Note 5)	(2,689,519)
Net expenses	—
Net investment income	243,651
Net realized and net change in unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	37,596
Net realized loss on foreign currency	(207)
Net change in unrealized appreciation on investments	96,227
Net change in unrealized appreciation on foreign currency	11,345
Net realized and change in unrealized gain on investments and foreign currency	144,961
Total increase in net assets resulting from operations	$388,612

Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Changes in Net Assets

For the period from January 26, 2017 (commencement of operations) to October 31, 2017

Increase (decrease) in net assets from operations:
Net investment income	$243,651
Net realized gain on investments and foreign currency	37,389
Net change in unrealized appreciation on investments and foreign currency	107,572
Net increase from operations	388,612
Distributions to shareholders from:
Class A:
Net investment income	(200,208)
Net realized gains	(26,506)
Net change in unrealized appreciation on investments and foreign currency	(14,213)
Total distributions — Class A	(240,927)
Class C:
Net investment income	(14,785)
Net realized gains	(3,822)
Net change in unrealized appreciation on investments and foreign currency	(1,259)
Total distributions — Class C	(19,866)
Class I:
Net investment income	(28,658)
Net realized gains	(7,061)
Net change in unrealized appreciation on investments and foreign currency	(2,887)
Total distributions — Class I	(38,606)
Net increase (decrease) in net assets from operations and distributions	89,213
Share transactions:
Class A:
Proceeds of shares issued	12,629,074
Value of distributions reinvested	119,269
Contribution from Adviser (Note 1)	56,284
Cost of shares repurchased (Note 4)	(97,677)
Net increase from share transactions	12,706,950
Class C:
Proceeds of shares issued	3,856,960
Value of distributions reinvested	13,319
Contribution from Adviser (Note 1)	17,618
Net increase from share transactions	3,887,897
Class I:
Proceeds of shares issued	5,993,339
Value of distributions reinvested	6,512
Contribution from Adviser (Note 1)	26,098
Net increase from share transactions	6,025,949
Total increase in net assets	22,710,009
Net assets, beginning of period	100,000
Net assets, end of period	$22,810,009
Undistributed net investment income	$—

Annual Report 2017

CION Ares Diversified Credit Fund

Statement of Cash Flows

For the period from January 26, 2017 (commencement of operations) to October 31, 2017

Operating activities:
Net increase in net assets from operations	$388,612
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(19,069,208)
Proceeds from the sale of investments	3,142,898
Amortization and accretion of discounts and premiums, net	(6,721)
Net realized gain on investments	(37,596)
Net realized loss on foreign currency	207
Net unrealized appreciation on investments	(96,227)
Changes in operating assets and liabilities:
Receivable for expense support from the Adviser	(113,855)
Deferred offering costs	(119,849)
Receivable for securities sold	(25,395)
Forward foreign currency contracts	(408,341)
Interest and principal receivable	(103,245)
Payable for securities purchased	3,913,354
Forward foreign currency contracts	396,848
Payable for administration and transfer agent fees	192,372
Payable for investment advisory fees	22,235
Payable for distribution and shareholder servicing fees	2,566
Accrued expenses and payables	70,038
Net cash used in operating activities	(11,851,307)
Financing activities:
Proceeds of sale of shares	21,293,386
Cost of shares redeemed	(97,677)
Distributions paid to common shareholders	(111,987)
Net cash used in financing activities	21,083,722
Effect of exchange rate changes on cash	(207)
Net increase in cash	9,232,208
Cash:
Beginning of period	100,000
End of period	$9,332,208

Annual Report 2017

CION Ares Diversified Credit Fund

Financial Highlights

For the Period from January 26, 2017 (commencement of operations) to October 31, 2017

Class A
Per share data:
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income(a)	0.86
Net realized and unrealized gains	0.44
Total income from investment operations	1.30
Less distributions declared to shareholders:
From net investment income	(0.86)
From net realized gains on investments	(0.12)
From net unrealized appreciation on investments and foreign currency	(0.07)
Total distributions	(1.05)
Net asset value end of period	$25.25
Total return, excluding expense support(b)(e)	(37.12)%
Total return, including expense support(c)(e)	5.32%
Ratios to average net assets/supplemental data:
Net assets, end of period	$12,864,545
Expenses, excluding expense support(d)(f)	58.85%
Expenses, including expense support(d)(f)	0.00%
Net investment income(d)(f)	4.48%
Portfolio turnover rate(e)	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return includes support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2017

CION Ares Diversified Credit Fund

Financial Highlights (continued)

For the Period from July 12, 2017 (commencement of operations) to October 31, 2017

Class C
Per share data:
Net asset value, beginning of period	$24.95
Income from investment operations:
Net investment income(a)	0.39
Net realized and unrealized gains	0.33
Total income from investment operations	0.72
Less distributions declared to shareholders:
From net investment income	(0.39)
From net realized gains on investments	(0.02)
From net unrealized appreciation on investments and foreign currency	(0.01)
Total distributions	(0.42)
Net asset value end of period	$25.25
Total return, excluding expense support(b)(e)	(3.56)%
Total return, including expense support(c)(e)	2.95%
Ratios to average net assets/supplemental data:
Net assets, end of period	$3,897,826
Expenses, excluding expense support(d)(f)	22.59%
Expenses, including expense support(d)(f)	0.00%
Net investment income(d)(f)	5.17%
Portfolio turnover rate(e)	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return includes support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2017

CION Ares Diversified Credit Fund

Financial Highlights (continued)

For the Period from July 12, 2017 (commencement of operations) to October 31, 2017

Class I
Per share data:
Net asset value, beginning of period	$24.95
Income from investment operations:
Net investment income(a)	0.40
Net realized and unrealized gains	0.32
Total income from investment operations	0.72
Less distributions declared to shareholders:
From net investment income	(0.40)
From net realized gains on investments	(0.01)
From net unrealized appreciation on investments and foreign currency	(0.01)
Total distributions	(0.42)
Net asset value end of period	$25.25
Total return, excluding expense support(b)(e)	(2.49)%
Total return, including expense support(c)(e)	2.95%
Ratios to average net assets/supplemental data:
Net assets, end of period	$6,047,638
Expenses, excluding expense support(d)(f)	18.62%
Expenses, including expense support(d)(f)	0.00%
Net investment income(d)(f)	5.19%
Portfolio turnover rate(e)	164.09%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return excludes expense support provided by the adviser.

(c)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total Return includes support provided by the adviser.

(d)  Includes organizational and offering costs.

(e)  Not annualized.

(f)  Annualized.

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements

October 31, 2017

(1) Organization

CION Ares Diversified Credit Fund (the "Fund'') is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser'') serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

In October 2016, the SEC adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Adviser has implemented the applicable requirements into this report.

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

As a part of the Fund's investment objective, the Fund may enter into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan commitments ("unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. Unfunded loan commitments are valued in relation to par and may result in negative market values. As of October 31, 2017, the fair value of loans included in the Schedule of Investments does not include unfunded commitments, which totaled $838,003.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. All interest for the period ended October 31, 2017 was received in cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds Insurance limits, the risk of loss is remote.

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Fund's board of trustees (the "Board"). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund's valuation process.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gain distributions at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions during the period January 26, 2017 (commencement of operations) through October 31, 2017 was derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years. The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the initial term of the Expense Support and Conditional Reimbursement Agreement on July 10, 2018, the

Adviser has no obligation to make expense support payments in future periods.

In addition to expense support payments made during the period January 26, 2017 (commencement of operations) through October 31, 2017, the Adviser made a $100,000 capital contribution to the Fund. The Adviser did not receive shares in exchange for its $100,000 capital contribution. This capital contribution is included as a component of Paid in Capital on the balance sheet of the Fund's financial statements and is not subject to reimbursement by the Fund in the future.

For the period from January 26, 2017 (commencement of operations) through October 31, 2017, distributions were paid from taxable income. If the Adviser did not make any expense support payments or related capital contribution during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to defer the distribution of some portion of its taxable income to the year following the year such income is earned. In doing so, the Fund may incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition,

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized capital gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax difference and therefore may lead to differences between dividends paid from taxable income and book income reported on the financial statements. These differences are primarily due to the capital contribution from the Adviser.

Undistributed net investment income	$99,793
Accumulated net realized gain/(loss)	207
Additional paid-in capital/(reduction)	(100,000)

The characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The characterization of distributions paid during the period from January 26, 2017 (commencement of operations) to October 31, 2017 was as follows:

2017
Ordinary income	$299,399
Capital gain	—
Return of capital	—

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,134
Undistributed capital gains	—
Accumulated capital and other losses	—
Other undistributed ordinary losses	—
Net unrealized appreciation	96,079
Total accumulated earnings	189,213

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of the period from January 26, 2017 (commencement of operations) to October 31, 2017. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2016)

remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Recently Issued Accounting Pronouncements

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The Fund has adopted the amendments related to Regulation S-X, which have had no material impact to the Fund's financial statements or disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605) . Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an "in-substance non-financial asset." The application of this guidance is not expected to have a material impact on our consolidated financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions) . The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of collateralized loan obligations ("CLOs") is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques.

The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	1,899,709	6,863,078	8,762,787
Corporate Bonds	—	3,314,072	—	3,314,072
Collateralized Loan Obligations	—	—	2,634,245	2,634,245
Exchange Traded Funds	931,000	—	—	931,000
Common Stocks	—	—	25,844	25,844
Private Asset-Backed Debt	—	—	398,906	398,906
Total Investments	931,000	5,213,781	9,922,073	16,066,854
Derivatives:
Forward Foreign Currency Contracts	—	11,493	—	11,493

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period from January 26, 2017 (commencement of operations) to October 31, 2017:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Private Asset — Backed Debt ($)	Total ($)
Balance as of 01/26/17	—	—	—	—	—
Purchases(a)	6,804,999	2,586,327	25,000	391,053	9,807,379
Sales(b)	(1,638)	(2,068)	—	—	(3,706)
Net realized and unrealized gains	55,737	50,127	844	7,567	114,275
Accrued discounts/ (premiums)	3,980	(141)	—	286	4,125
Transfers in to Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of 10/31/17	6,863,078	2,634,245	25,844	398,906	9,922,073
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/17	55,737	50,127	844	7,567	114,275

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period. The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of October 31, 2017.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of October 31, 2017.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Investments in securities
Senior Loans	6,863,078	Yield Analysis	Market Yield	5.81 15.24%	% -
Collateralized Loan Obligations	2,634,245	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Common Stocks	25,594	Other	Recent Transaction Price	$1,023.76 per share
Common Stocks	250	Other	Recent Transaction Price	$0.091654 per share
Private Asset-Backed Debt	398,906	Yield Analysis	Yield Market	10.99 11.99%	% -
Total Level 3 Investments	9,922,073

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(4) Common Stock

The Fund Pursuant to an exemptive order granted by the SEC on July 11, 2017, offer multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C, Class I and Class L shares became effective. The maximum sales load imposed on purchases, maximum

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Period from January 26, 2017 to October 31, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	4,000	100,000
Common shares issued	504,683	12,629,074
Reinvestment of distributions	4,760	119,269
Contribution from Adviser	—	56,284
Common shares redeemed	(3,891)	(97,677)
Common shares outstanding — end of period	509,552	12,706,950
Class C	For the Period from July 12, 2017 to October 31, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	153,826	3,856,960
Reinvestment of distributions	530	13,319
Contribution from Adviser	—	17,618
Common shares redeemed	—	—
Common shares outstanding — end of period	154,356	3,887,897
Class I	For the Period from July 12, 2017 to October 31, 2017
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	239,235	5,993,339
Reinvestment of distributions	259	6,512
Contribution from Adviser	—	26,098
Common shares redeemed	—	—
Common shares outstanding — end of period	239,494	6,025,949

Share Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering, and on a quarterly basis thereafter it intends to continue offering, to repurchase shares on such terms as may be determined by the Fund's board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of the Fund's board of trustees, such repurchases would not be in the best interests of the Fund's shareholders or would violate applicable law.

The following table summarizes the share repurchases completed during the period from January 26, 2017 (commencement of operations) to October 31, 2017:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered that were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer
April 30, 2017	April 21, 2017	—	100%	25.00	—	6,536
July 31, 2017	July 21, 2017	510	100%	24.99	12,752	14,946
October 31, 2017	October 20, 2017	3,381	100%	25.12	84,925	37,528
Total		3,891			97,677

(5) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act, as amended. The Adviser is an affiliate of Ares and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the investment advisory agreement dated December 6th 2016 ("The Investment Advisory Agreement") (subsequently amended and restated as of December 12, 2017, to become effective on February 1, 2018), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays the Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.50% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred for the period from January 26, 2017 (commencement of operations) to October 31, 2017 were $77,609.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income: for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter and taking into account the Expense Support and Conditional Reimbursement Agreement (as defined below). For purposes of computing the Fund's pre-incentive fee net investment income, the calculation methodology will look through total return swaps, if any, as if the Fund owned the referenced assets directly. For such purposes, the Fund's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administrative Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee. "Adjusted Capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.875% of Adjusted Capital in any calendar quarter. During the period ended October 31, 2017 there were no incentive fees paid by the Fund.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

The Adviser and the Fund have entered into the second amended and restated expense support and conditional reimbursement agreement (the "Expense Support and Conditional Reimbursement Agreement") under which the Adviser has agreed contractually for a one year period commencing July 11, 2017 to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses to the extent that aggregate distributions made to each Class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable Class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable Class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable Class (as defined below) (on an

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least until July 11, 2018, unless and until the Fund's board of trustees approves its modifications or termination. This agreement may be terminated only by the Fund's board of trustees on notice to the Adviser. As of October 31, 2017, the Adviser has provided $2,689,519 in expense support payments.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Company received expense support from the Adviser and the associated dates through which such expenses are eligible for reimbursement from the Company.

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate Per Share(2)	Eligible for Reimbursement through
January 31, 2017	335,238	0	335,238	17.21	—	January 31, 2020
April 30, 2017	820,353	0	820,353	24.11	1.392828	April 30, 2020
July 31, 2017	932,446	0	932,446	7.45	1.39257355	July 31, 2020
October 31, 2017	863,654	0	863,654	4.45	1.39257355	October 31, 2020
Total	2,951,691	0	2,951,691

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administrative Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administrative Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administrative Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the period from January 26, 2017 (commencement of operations) to October 31, 2017 were $595,000.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State

Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total of such expenses incurred for the period from January 26, 2017 (commencement of operations) to October 31, 2017 were $292,753.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the fund. The Fund pays DST for these services. The total of such expenses incurred for the period from January 26, 2017 (commencement of operations) to October 31, 2017 were $110,949.

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

(6) Investment Transactions

For the period from January 26, 2017 (commencement of operations) to October 31, 2017, the cost of investment purchased and proceeds the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$24,240,046	$(7,757,775)

(7) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non -payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the

Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

Situation Investments; the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Annual Report 2017

CION Ares Diversified Credit Fund

Notes to Financial Statements (continued)

October 31, 2017

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(8) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for November and December 2017:

Record Date: daily
Payable Date: November 30, 2017
Per Share Amount: $0.1144581

Record Date: daily
Payable Date: December 29, 2017
Per Share Amount: $0.11827337

Quarterly Repurchase Offer

On December 15, 2017, the Fund filed a notification of repurchase offer with the SEC for the Fund's quarterly repurchase offer. The Fund is offering to repurchase up to 5% of its issued and outstanding common shares at a price equal to the net asset value on the repurchasing date, January 19, 2018.

Annual Report 2017

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
CION Ares Diversified Credit Fund

We have audited the accompanying statement of assets and liabilities of CION Ares Diversified Credit Fund, (the Fund), including the schedule of investments, as of October 31, 2017, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period from January 26, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and confirmation of securities not held by the custodian by correspondence with others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CION Ares Diversified Credit Fund at October 31, 2017, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the period from January 26, 2017 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
December 29, 2017

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information

October 31, 2017 (unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N -Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRP. Under the DRP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non -certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Aspects." The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $ 1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities LLC, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

CION Securities LLC has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities LLC has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or their affiliates, in the Advisers' discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the Financial Intermediaries'. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by Shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

The Fund and the Advisers have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Additional Tax Information

For the period from January 26, 2017 (commencement of operations) to October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2017, complete information will be reported on shareholders' 2017 Form 1099-DIV.

The amount designated as qualified dividend income for the period from January 26, 2017 (commencement of operations) to October 31, 2017 will be at the highest amount permitted by law.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Investment Adviser

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto (45)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein (50)	Trustee	2016	Partner (Ares Credit Group), Ares Management LLC; Co-President, Ares Capital Corporation	1	None
Michael A. Reisner (47)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs (58)	Trustee and Chairman of the Board	2016	Partner, Ares Management LLC	2	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Trustees

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
James K. Hunt (66)	Trustee	2016	Consultant, Tournament Capital Advisers, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisers LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisers LLC	2	PennyMac Financial Services, Inc.; Ares Dynamic Credit Allocation Fund, Inc.
Paula B. Pretlow (61)	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; San Francisco Symphony Board of Governors; Northwestern University; Pitzer College; Congregation Emau-El
John Joseph Shaw (66)	Trustee	2016	Independent Consultant; prior to 2012, President, St. Louis Rams	2	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector (75)	Trustee	2016	Independent Consultant; from 2007 to 2013, Senior Adviser, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013); Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz (48)	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The Fund Complex includes Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

(3)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Reisner (47)	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner is Co-Chairman, Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Mark Gatto (45)	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chairman, Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Greg Schill (36)	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.
Mitch Goldstein (50)	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management. He additionally serves as Co-President of ARCC. He is a member of the Investment Committee of ARCC's investment Adviser, Ares Capital Management LLC, and select Ares Credit Group U.S. Direct Lending investment committees. He additionally serves on the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Greg Margolies (49)	Vice President	2016

Mr. Margolies is a Partner and Head of the Ares Markets and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Mr. Margolies joined Ares in 2009.

Penni F. Roll (52)	Chief Financial Officer	2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation (NASDAQ:ARCC), American Capital Senior Floating, Ltd. (NASDAQ:ACSF) and CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management.

Scott Lem (40)	Treasurer	2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem serves as the Chief Financial Officer of ARDC. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation and previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem joined Ares in 2003.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Miriam Krieger (41)	Chief Compliance Officer and Anti-Money Laundering Officer	2017

Ms. Krieger is a Partner and Global Chief Compliance Officer within the Ares Compliance Group. Ms. Krieger is the firm's Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and also serves as Chief Compliance Officer of several entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates, including Ares Capital Corporation ("ARCC"), American Capital Senior Floating, Ltd. (NASDAQ:ACSF) and Ivy Hill Asset Management, L.P. ("IHAM"). From March 2008 until joining Ares in April 2010, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

Daniel J. Hall (38)	General Counsel, Chief Legal Officer and Secretary	2016

Mr. Hall is a Senior Vice President and Senior Associate General Counsel for the Legal Department who primarily focuses on Tradable Credit Group activities which include structuring and credit related issues. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012.

Michael Weiner (65)	Vice President and Assistant Secretary	2016

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management, L.P. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Joshua Bloomstein (42)	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct lending matters. He additionally is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Anton Feingold (36)	Vice President and Assistant Secretary	2016

Mr. Feingold is a Principal and Associate General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Keith Kooper (41)	Vice President and Assistant Secretary	2016

Mr. Kooper is a Managing Director and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper serves as a non-voting member of Ares Real Estate Group's U.S. Equity, Europe Equity, and Real Estate Debt Investment Committees. He additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Ann Kono (42)	Vice President	2016

Since April 2007, Ms. Kono has been an employee of Ares Management, L.P. and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC since 2013.

Annual Report 2017

CION Ares Diversified Credit Fund

Additional Information (continued)

October 31, 2017 (unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin Early (46)	Vice President	2017

Mr. Early is a Partner, European Finance in the Ares Finance Department. Prior to joining Ares in 2012, Mr. Early was a Senior Vice President in Finance at Nielsen Holdings. Previously, Mr. Early held a variety of tax and finance leadership roles at GE Capital Corporation. Mr. Early holds a B.S., magna cum laude, from Marquette University in Accounting.

Michael Dennis (41)	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the AresCredit Group. Additionally, Mr. Dennis serves as a member of the Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Prior to joining Ares in 2007, Mr. Dennis was Head of the London Financial Sponsor Group at Barclays Bank, where he focused on originating middle market financing opportunities. Mr. Dennis holds a B.Sc. from the University of Nottingham and University of Manchester Institute of Science and Technology and an M.B.A., with high honors, from the University of Chicago Booth School of Business.

Blair Jacobson (44)	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Prior to joining Ares in 2012, Mr. Jacobson was a Partner at The StepStone Group, where he focused on building and running European operations, including oversight of private debt and equity investments. Previously, Mr. Jacobson was a Partner at Citigroup Private Equity and Mezzanine Partners in London and New York. In addition, he has held a variety of roles in investment banking and mergers and acquisitions in a broad range of industries, most recently at Lehman Brothers. Mr. Jacobson holds a B.A., magna cum laude, from Williams College in Political Economy and an M.B.A., with honors, from the University of Chicago Booth School of Business in Finance.

Ian Fitzgerald (42)	Vice President and Assistant Secretary	2017

Mr. Fitzgerald is a Principal and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, Mr. Fitzgerald is General Counsel, Secretary and Vice President of American Capital Senior Floating, Ltd. (NASDAQ:ACSF). He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Prior to joining Ares in 2010, Mr. Fitzgerald was an Associate in the Corporate Group at the law firm of Latham & Watkins, where he focused on corporate finance and general corporate and securities laws matters. Mr. Fitzgerald holds a B.S.B.A. from Bucknell University in Accounting and a J.D., cum laude, from the University of Texas at Austin.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016

Annual Report 2017

CION Ares Diversified Credit Fund

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns causing losses; there is no guarantee that all shares can be repurchased; the Fund's business and operations may be negatively impacted by fluctuations in the capital markets; the Fund is a newly organized, diversified, closed-end investment company with no operating history; diversification does not eliminate the risk of experiencing investment losses.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

For Existing Investor Use Only. Not for Prospective Investors.

EXP. 4/30/2018

CADC-SEMI-0617

CAD000110

Item 2.  Code of Ethics.

(a)           CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)           The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)           Not applicable.

(f)            A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)      The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)      The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $33,000 and $35,500, respectively, for professional services rendered for the audit of the Fund’s seed financial statements and the audit of the Fund’s annual financial statements.

(b)           Audit-Related Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)           Tax Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, E&Y billed the Fund aggregate fees of $5,000 and $0 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)           All Other Fees

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)      Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)      Percentage of Services

100% of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2016 and October 31, 2017, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2016 and October 31, 2017, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $2,910,000 and $8,943,000, respectively.

(h)           E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)           The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are James K. Hunt, Paula B. Pretlow, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)           Not applicable.

Item 6.  Investments.

(a)           Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   As of January 8, 2018, the primary portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Investment Experience:

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management, L.P. (“Ares Management”). He additionally serves as Co-President of Ares Capital Corporation (“ARCC”), Vice President of American Capital Senior Floating, Ltd., Vice President of Ivy Hill Asset Management, L.P. (“IHAM”) and Vice President of Ivy Hill Asset Management GP, LLC., IHAM’s General Partner. He is a member of the Investment Committee of ARCC’s investment advisor, Ares Capital Management LLC, and select Ares Credit Group U.S. Direct Lending investment committees. He additionally serves on the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares Management in May 2005, Mr. Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and initial public offerings. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC.

Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business and is a Certified Public Accountant.

Greg Margolies

Partner, Head of Markets and Portfolio Manager (since inception)

Investment Experience:

Mr. Margolies is a Partner in the Ares Credit Group, the Head of Markets for Ares Management LLC (“Ares”), and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Prior to joining Ares in 2009, Mr. Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch’s Global Investment Banking Group. Previously, Mr. Margolies was Co-Head of the DB Capital Mezzanine Fund. Mr. Margolies serves on the Board of Directors for the International Organization for Women and Development and the Advisory Council for University of Michigan’s Life Science Institute.

Mr. Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

(a)(2)  As of October 31, 2017, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in thousands)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in thousands)
Mitch Goldstein	Registered investment companies	1	$14,329.38	1	$14,329.38
	Other pooled investment vehicles	2	$226,421.63	2	$226,421.63
	Other accounts	12	$5,548,103.15	11	$4,356,008.92

Greg Margolies	Registered investment companies	1	$14,329.38	1	$14,329.38
	Other pooled investment vehicles	2	$1,485,091.26	2	$1,485,091.26
	Other accounts	1	$201,543.93	1	$201,543.93

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets (as such term is defined in the Fund’s Prospectus). The Advisors may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such term are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4)  Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2017.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-212323 and 811-23165) for the Fund.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	January 8, 2018

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	January 8, 2018

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	January 8, 2018

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date:	January 8, 2018